______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported) September 16, 1996


          FINANCIAL ASSET SECURITIES CORP., as depositor under a certain Pooling and Servicing Agreement, dated as of June 17, 1996, providing for the formation of FASCO Auto Trust 1996-1, which issued the FASCO Auto Trust 1996-1 Asset Backed Certificates.


                   FINANCIAL ASSET SECURITIES CORP.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                  333-1548            06-1442101
- ----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                    06830
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(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (203) 625-2700
                                                     ----- --------
_____________________________________________________________________

Item 5.   Other Events.
- ----      ------------

     On the September 16, 1996 Distribution Date, Norwest Bank Minnesota, National Association, as trustee (the "Series 1996-1 Trustee") of FASCO Auto Trust 1996-1 (the "Series 1996-1 Trust"), distributed to holders (the "Series 1996-1 Certificateholders") of the Series 1996-1 Trust's Asset Backed Certificates, Class A and Class B, interest and principal totalling $1,814,692.60, pursuant to a Pooling and Servicing Agreement dated as of June 17, 1996 (the "Pooling and Servicing Agreement") by and among Financial Asset Securities Corp., as depositor, Consumer Portfolio Services, Inc., as originator and servicer, and the Series 1996-1 Trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1996-1 Trustee distributed statements, which are annexed hereto as Exhibit 1, to the Series 1996-1 Certificateholders.

Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         _________________________________________

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. FASCO Auto Trust 1996-1 Asset Backed Certificates, Statement to Certificateholders dated September 16, 1996.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FINANCIAL ASSET SECURITIES CORP.



                           By: /s/ Brian Bernard
                               ----------------------------
                                 Brian Bernard
                                 Vice President

Dated:  September 23, 1996


                                Exhibit Index
                               -------------


Exhibit                                                                Page
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1.   FASCO Auto Trust 1996-1 Asset Backed Certificates, Statement to
     Certificateholders dated September 16, 1996.                        6


                                                                  EXHIBIT 1